EXHIBIT 10.8

MISC BK0001 IPG0323	FILED AND RECORDED CLERK SUPERIOR COURT GWINNETI COUNTY. GA 2010 SEP 23 PM 1: 33 TOM LAWLER. CLERK

STATE OF GEORGIA	Upon recording, please return to:
Grisanti, Galef, Goldress
COUNTY OF GWINNETT	5883 Glenridge Drive NE, Ste 160
Atlanta, GA 30328

DEED OF ASSIGNMENT

ASSIGNMENT, made 21st day of September, 2010, between The Brainy Baby Company, LLC a Georgia corporation with a principal place of business at 460 Brogdon Road, Suite 400 Suwanee GA 30024 ("Assignor") and Asset Recovery Associates, LLC, whose address is 5883 Glenridge Drive, Suite 160 Atlanta GA 30328 ("Assignee").

WHEREAS, the Assignor has been engaged in the producing and distributing DVDs and other products;

WHEREAS, the Assignor is indebted to creditors, as set forth in Exhibit A annexed hereto, is unable to pay its debts as they become due, and is desirous of providing for the payment of its debts, so far as possible, by an assignment of all of its assets for that purpose.

NOW, THEREFORE, the Assignor, in consideration of the Assignee's acceptance of this assignment, and for other good and valuable consideration, hereby grants, assigns, conveys, transfers, and sets over unto the Assignee, its successors and assigns, all of its assets, including, but not limited to, all personal property, fixtures, goods, stock, inventory, equipment, furniture, furnishings, accounts receivable, bank deposits, cash, promissory notes, cash value and proceeds

MISC 8K00011PG03214

of life insurance policies, trade names, good will, contracts, claims and demands belonging to the Assignor, books, records, books of account, choses in action, judgments, liens, and mortgages held or owned by Assignor, wherever such assets may be located (hereinafter, the "Estate") as such assets are, to the best knowledge and belief of the Assignor, set forth on Exhibit B annexed hereto.

The Assignee shall take possession of and administer the Estate in accordance with the provisions of O.C.G.A. § 18-2-40, et seq., and may continue to operate Assignor's business for a limited period of time, with reasonable dispatch, in order to liquidate and maximize the value of the assets of the Estate and convert the Estate into money, collect all claims and demands hereby assigned as may be collectible, and pay and discharge all reasonable attorneys fees, expenses, costs, and disbursements in connection with the execution and administration of this assignment (hereinafter, the "Administrative Expenses") from the proceeds of such liquidations and collections. The Administrative Expenses are agreed to be five thousand dollars only ($5,000.00).

The Assignee shall then pay and discharge in full, to the extent that funds are available in the Estate after payment of the Administrative Expenses as set forth above, all of the debts and liabilities now due from the Assignor, including interest on such debts and liabilities. If funds in the Estate are insufficient to pay all debts and liabilities in full, then proceeds shall be paid as follows according to the categories listed on Exhibit A attached hereto: (i) the Assignee shall first pay to creditors with valid and perfected liens on and security interests in the assets sold (the "Secured Creditors") (hereinafter, all such liens and security interests are referred to as "Liens") all proceeds of the sale of the assets to which such Liens attach in the order of priority established under applicable Georgia law; (ii) after payment in full of all creditors with Liens on

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the assets sold, the Assignee shall pay any taxing authorities that do not have Liens on the assets sold (the "Taxing Authorities"); and (iii) after payment in full of the Taxing Authorities, the Assignee shall pay the remaining proceeds to general unsecured creditors (including any creditors holding Liens that have deficiency claims after payment of the proceeds from the sale of assets to which such Liens attach) (the "Unsecured Creditors") on a pro rata basis.

In the event all debts and liabilities are paid in full, any funds in the Estate shall be returned to the Assignor.

To accomplish the purposes of this assignment, the Assignor hereby appoints the Assignee its true and lawful attorney, irrevocable, with full power and authority to do all acts and things which may be necessary to execute the assignment hereby created; to demand and recover from all persons all assets of the Estate; to sue for the recovery of such assets; to execute, acknowledge, and deliver all necessary deeds, instruments, and conveyances; and to appoint one or more attorneys to assist in carrying out the Assignee's duties hereunder.

The Assignor hereby authorizes the Assignee to sign the name of the Assignor to any check, draft, promissory note, or other instrument in writing which is payable to the order of Assignor, or to sign the name of the Assignor to any instrument in writing, whenever it shall be necessary to carry out the purposes of this assignment.

At and from time to time following the date hereof, Assignor shall, and shall cause its respective affiliates, directors, officers, personnel, independent contractors, agents, and other representatives to execute, deliver, file, and record any and all agreements, instruments, certificates, or other documents and take such other actions as may be reasonably necessary or desirable to effectuate the assignment and transfer to Assignee.

MISC BK0001 1PG0326

The Assignee shall have all rights and powers available under Georgia law, including O.C.G.A. § 11-9-309 and O.C.G.A. § 18-2-54.

The Assignee shall be authorized to pay at the closing of a sale all valid claims of creditors holding Liens against the assets sold, such creditors not constituting "preferred creditors" as contemplated by O.C.G.A. § 18-2-53.

In accordance with O.C.G.A. § 18-2-46, annexed hereto is an affidavit executed by the Assignor stating that (i) this assignment conveys all property held, claimed, or owned by the Assignor, (ii) all recitals and all estimates of totals and values herein and the list of creditors annexed hereto are true and correct to the best of the Assignor's knowledge and belief, and (iii) this assignment was not made for the purpose of hindering, delaying, or defrauding creditors.

MISC BK0001 1PG0327

THE BRAINY BABY COMPANY, LLC
A GEORGIA CORPORATION

BY: ______________________

ITS: Managing Member

Signed, sealed and delivered
in the presence of:

____
Notary Public

My commission expires:
June 13, 2012

RONDA BUSH
MY COMMISSION EXPIRES
NOTARY
PUBLIC
JUNE 13, 2012
GWINNETT COUNTY GEORGIA

MISC BK0001 1PG0328

EXHIBIT "A"

(List of Creditors)

MISC BK0001 1PG0329
Secured Creditors

Creditor	Address	Balance total
First Citizens Bank	3300 Cumberland Blvd., SE Atlanta, GA30339	$345,575.94
Hewlett-Packard Financial Services Co	P.O. Box 402582 Atlanta, GA 30384-2582	$40,077.00
JP Morgan Chase	Akron Centre, 9th Floor Oh2-510 Attention Roger Oliver 50 S. Main Street Akron, OH 44308	$49, 220.76
Total		$434,873.70

Taxing Authorities

Authority	Address	Balance Total
US Department of Treasury	Ogden, UT 84201-0005	$35,884.10
State of Georgia Department of Revenue	P.O. Box 105665 Atlanta, GA 30348-5665	$3,936.14
Georgia Department of Labor	PO Box 740234 Atlanta GA 30374	$0.00
Gwinnett County Tax Commissioner	75 Langley Dr, Lawrenceville, GA 30046	$0.00
Total		$39,820.24

Unseccured Creditors

Name	Address	City	Stat e	Zip	Amount
Alan Luce	7 South Point Drive	Asheville	NC	28804	$2,720.14
Arochi, Marroquin & Lindner	Insurgentes Sur 1605- Piso 20	Col. San Jose Insurgentes	MEX ICO	03900	$5,086.97
AVS Computer Services	4482 Commerce Drive, Suite 106	Buford	GA	30518	$6,387.23
Baby IQ Media	The Copper Room, The Deva Centre, Trinity Way	Manchester	U.K.	M37BG	$17,875.75
Howard Bowen do Robert N.	3490 Piedmont Rd NE, Suite 400	Atlanta,	GA	30305-4808	$350,000.00

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Dokson, Ellis Funk, P.C.	One Securities Center
Bozeman & Associates	9815 Gloucester Drive	Beverly Hills	CA	90210	$827.75
Business Mailing Services	163 Breakstone Drive	Dahlonega	GA	30533	$1,308.85
Casey Gilson P.C.	Six Concourse Pkwy., Suite 2200	Atlanta	GA	30328	$3,266.84
De Las Carreras & Chatoupka	Maipu 757, 5th Floor	Buenos Aires	ARG ENTI NA	C1006AC1	$784.80
Deacons	5th Floor, Alexandra House, 18 Chater Rd., Central	Central 1	HON G KON G	DX-009010	$359.12
Fedex (Account# 2519-2330-2)	P.O. Box 660481	Dallas	TX	75266-0481	$1,082.82
Fineline Technologies, Inc.	P.O. Box 921933	Norcross	GA	30010	$900.31
Fiscal Integrity	P.O. Box 464306	Lawrencevill e	GA	30042	$15,100.02
FLM Group LLC	8 Hop Brook Lane	Holmdel	NJ	07733	$150,000.00
Gwinnett Chamber of Commerce	6500 Sugarloaf Pkwy	Duluth	GA	30097	$3,500.00
Tracie Hicks	P.O. Box 1953	Loganville	GA	30052	$670.00
Lee B. Beitchman	PO Box 7929	Atlanta	GA	30357	$2,145.00
Mada Design Inc	630 Third Ave, Fourteenth Floor	New York	NY	10017	$7,500.00
Mary Meyer	1 Teddy Bear Lane, PO Box 275	Townsend	VT	05353	$673.00
Momsen, Leonardos & CIA	Rua Teofilo Ottoni, 63-10 Andar Centro	Rio De Jeneiro- RJ	BRA ZIL	20.090-080	$4,114.89
Multivision Productions Inc.	109 Agora Lane, Suite 5396	Ellijay	GA	30540	$73.52
Packaging & Design Co.	4600 Stonegate Industrial Blvd.	Stone Mountain	GA	30083	$517.47
Plumfield Financial Services, LLC	P.O. Box 23	Grayson	GA	30017	$1,991.39
Productivity PR, Inc.	22801 Ventura Blvd., Suite 207	Woodland Hills	CA	91364	$8,100.00
Ridout & Maybee	225 King Street West, 10th Floor	Toronto	ONT ARI 0	M5V 3M2	$1,283.72
Salem Media of Georgia - The Fish	2970 Peachtree Rd., NW, Suite 700	Atlanta	GA	30305	$3,960.00
Sally Randall Design	7840 Wilson Farm Rd.	Summerfield	NC	27358	$1,750.00
Sheppard, Mullin, Richter &	17th Floor, Four Embarcadero Center	San Fransisco	CA	94111-4106	$100,000.00

MISC BK0001 1PG0331

Hampton
Spoor Fisher	P.O. Box 454	Pretoria, 0001		SOUTH AFRICA	$858.00
STA, Inc.	52 Lorraine Drive	North York	ONT ARI 0	M2N 2E6	$400.00
Stephen Gould Corporation	2940 Old Norcross Road # 500	Duluth	GA	30096	$26,780.48
Sycip Salazar Hernandez & Gatmaitan	4th Floor, SSHG Law Centre, 105 Paseo de Roxas	Makati City		PHILIPPINES	$241.95

Technicolor	3233 Mission Oaks Blvd	Camarillo	CA	93012	$132,449.79
The Cannary	727 South Main Street	Burbank	CA	91506	$4,865.00
Tycoon Entertainment Grp	Presa Salinillas, 370-904	Col. Irrigacion	MEXIC 0	11500	$6,334.00
University of Texas at Austin	Office of Accounting, PO Box 7159	Austin	TX	78713-7159	$26,074.21
Wildwood Lake	P.O. Box 3608	Suwanee	GA	30024	$14,707.35
Advanta Bank Corporation	P.O. Box 30715	Salt Lake City	UT	84130-0715	$15,048.79
American Express	P.O. Box 981535	EL Paso	TX	79998-1535	$10,238.46
American Express	P.O. Box 981535	EL Paso	TX	79998-1535	$12,153.74
American Express	P.O. Box 981535	EL Paso	TX	79998-1535	$4,535.15
Bank of America	P.O. Box 15028	Wilmington	DE	19850-5028	$12,838.13
Bank of America	P.O. Box 15184	Wilmington	DE	19850-5184	$10,788.73
Bank of America	P.O. Box 15184	Wilmington	DE	19850-5184	$16,501.63
Bank of America	P.O. Box 15184	Wilmington	DE	19850-5184	$27,727.19
Bank of America	P.O. Box 15026	Wilmington	DE	19850-5026	$20,832.50
Bank of North Georgia	Commerical Customer Support, PO Box 23061	Columbus	GA	31902-3061	$5,008.50
HSBC for Best Buy	P.O. Box 4160	Carol Stream	IL	60197-4160	$931.10
Capital One Bank	P.O. Box 30285	Salt Lake City	UT	84130-0285	$1,256.14
Capital One Bank	P.O. Box 30285	Salt Lake City	UT	84130-0285	$1,367.03
Capital One Bank	P.O. Box 30285	Salt Lake City	UT	84130-0285	$4,186.60
Chase Bank	P.O. Box 15298	Wilmington	DE	19850-5298	$14,175.67
Chase Bank	P.O. Box 15298	Wilmington	DE	60120	$3,336.31
Chase Bank	P.O. Box 15298	Wilmington	DE	19850-5298	$14,870.37
CitiCards	P.O. Box 6235	Sioux Falls	SD	57117-6235	$10,510.95
Home Depot Credit Services	P.O. Box 653002	Dallas	TX	75265-3002	$2,205.55
Home Depot Credit Services	P.O. Box 653002	Dallas	TX	75265-3002	$12,266.33

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Home Depot Credit Services	P.O. Box 653002	Dallas	TX	75265-3002	$4,412.82
Home Depot	P.O. Box 689147	Des Moines	IA	50368-9147	$8,133.83
Lowe's Business Acct!GEMB	P.O. Box 981401	EL Paso	TX	79998-1401	$2,427.03
Office Max	P.O. Box 4160	Carol Stream	IL	60197-4160	$2,616.96
Staples	P.O. Box 689020	Des Moines	IA	50368-9020	$1,512.14
Suntrust Bank	P.O. Box 4997	Orlando	FL	32802-4997	$25,204.95
Wells Fargo	WF Business Direct, P.O. Box 348750	Sacramento	CA	95834	$14,816.43
Total					$1,164,593.40

TOTAL SECURED, UNSECURED & TAXES: $1,639,287.34

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EXHIBIT "B"

(List of Assets)

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Real Estate None owned Cash
Description	Cash Balance

Cash on Deposit	$545.23
$545.23

Accounts Receivable
Company	Total
Allied Trade Group	$20.40
Bayview Entertainment, LLC	$16,074.60
Big Kids Productions	$1,836.72
Blanchard's Office Supply	$169.70
Camp Fire Store (Meacham)	$235.57
Christian Book Distributors	$318.00
ConsumerVision	$4,617.60
Destination Rewards	$663.55
Greekshops.com	$100.40
Hiwcity/Branch4u, Inc.	$208.45
Kazoo & Co.	$250.74
Madera Video	$727.75
Right Start/ Little Rock NEW	$192.00
Right Start/Chino NEW	$432.00
Santa Barbara Museum of Art	$-60.50
Studio 4 Networks, Inc.	$500.00
The Teacher's Aid, Inc.	$329.48
Trinity Broadcasting Network	$15,000.00
UnbeatableSale. com , Inc.	$112.20
Total	$41,728.66

Inventory

Type	Book Value	Liquidation Value

Inventory	$129,883.55
Consgined to QVC	$23,400.00
Total	$153,283.55	$25,000.00

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Fixed Assets

DescriptionLiquidation Value

Office	$10,000.00

Total	$10,000.00

Other

Certain intellectual property that has an undetermined value.

Total Cash, A/R, Inventory & Fixed Assets:	$77,723.89

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AFFIDAVIT OF ASSIGNOR

The Brainy Baby Company, LLC

Georgia, Gwinnett County

And now comes The Brainy Baby Company, LLC.., by and through Dennis Fedoruk, its Managing Member, the Assignor named in the foregoing Deed of Assignment, and on oath says that (i) the said assignment conveys all property held, claimed or owned by it, the said Assignor, at the time of making the assignment; (ii) all recitals and all estimates of totals and values therein and all listed creditors are true to the best of his knowledge and belief; (iii) the debts set out as due to the secured and general unsecured creditors are bona fide, just, true and unpaid; and (iv) this assignment is not made for the purpose of hindering, delaying or defrauding creditors.

THE BRAINY BABY COMPANY, LLC
A GEORGIA CORPORATION

BY: ______________________

ITS: MANAGING MEMBER

RONDA BUSH
MY COMMISSION EXPIRES
NOTARY
PUBLIC
JUNE 13, 2012
GWINNETT COUNTY, GEORGIA

Signed, sealed and delivered
in the presence of:

____
Notary Public

My commission expires:
June 13, 2012

____
Unofficial Witness

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ACCEPTANCE OF ASSIGNEE

Georgia, Gwinnett County

Asset Recovery Associates, LLC, the Assignee, hereby accepts the trust created by the foregoing Deed of Assignment and agrees that it will faithfully and without delay perform the conditions thereof and satisfy the duties imposed therein.

In witness whereof I have hereunto set my hand this 21st day of September, 2010.

ASSET RECOVERY ASSOCIATES, LLC

BY: [signature]

ITS: MEMBER

RONDA BUSH
MY COMMISSION EXPIRES
NOTARY PUBLIC
JUNE 13, 2012
GWINNETT COUNTY, GEORGIA

Signed, sealed and delivered
in the presence of:

[signature]
Notary Public

My commission expires:
June 13, 2012

[signature]
Unofficial Witness

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